SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): April 9, 2001

                                RAYTHEON COMPANY
             (Exact name of registrant as specified in its charter)


                           Delaware 1-13699 95-1778500
                           -------- ------- ----------
         (State of Incorporation) (Commission File Number) (IRS Employer
                             Identification Number)

                                141 Spring Street
                         Lexington, Massachusetts 02421
                         ------------------------ -----
               (Address of principal executive offices (Zip Code)

       Registrant's telephone number, including area code: (781) 862-6600

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Item 5. Other Events. On April 9, 2001, the Registrant announced that it plans to take a first quarter charge to discontinued operations of between $275 million and $325 million to reflect the estimated cost required to complete two Massachusetts construction projects on which it has performance guarantees. On March 8, 2001, the prime contractor on the projects abandoned both work sites. On March 15, 2001, the Supreme Court of New York ordered the developer of the two projects to terminate its contract with the prime contractor on the projects for default, triggering Registrant's performance guarantees. In connection with this announcement, the Registrant issued a press release, a copy of which is attached hereto as
     Exhibit 99.1 and is specifically incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to such press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c) The following exhibit is filed as part of this report:

99.1        Press release dated April 9, 2001.



                                    SIGNATURE



          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 11, 2001


                                        RAYTHEON COMPANY


                                 By:  /S/ Thomas D. Hyde
                                          Thomas D. Hyde
                                          Senior Vice President and
                                             General Counsel


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                                 EXHIBIT LIST

Exhibit No.                     Description

99.1                    Press Release Dated April 11, 2001